STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	13
Beginning Date of Collection Period	01-Jun-04
End Date of Collection Period	30-Jun-04
Payment Date	20-Jul-04
Previous Payment Date	21-Jun-04

Funds Disbursement
Collected Funds	41,384,517.64
Available Payment Amount	41,043,952.07
Principal Collections	35,944,327.79
Interest Collections (net of servicing fee)	5,099,624.28
Net of Principal Recoveries	5,099,624.28
Principal Recoveries	0.00
Servicing Fee	340,565.57
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	41,384,517.64
Interest Paid to Notes	893,012.56
Principal Paid to Notes	36,277,268.24
Transferor - pursuant to 5.01 (a) (xii)	3,873,671.27
Servicing Fee	340,565.57

Pool Balance
Beginning Pool Balance	817,357,362.99
Principal Collections (including repurchases)	35,944,327.79
Additional Principal Reduction Amount	332,940.45
Ending Pool Balance	781,080,094.75

Collateral Performance
Cash Yield (% of beginning balance)	7.99%
Loss Rate (net of principal recoveries; % of beginning balance)	0.49%
Net Yield	7.50%
Realized Losses	332,940.45
Cumulative Realized Losses	1,356,345.22
Cumulative Loss Percentage	0.10%
Delinquent Loans
One Payment Principal Balance of loans	26,045,998.57
One Payment Number of loans	220
Two Payments Principal Balance of loans	5,122,812.59
Two Payments Number of loans	48
Three+ Payments Principal Balance of loans	25,005,701.25
Three+ Payments Number of loans	224

Two+ Payments Delinquency Percentage	3.86%
Two+ Payments Rolling Average	3.44%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	6,427
Number outstanding end of period	6,181
Number of REO as of the end of the Collection Period	37
Principal Balance of REO as of the end of the Collection Period	3,229,206.38

Overcollateralization
Begin OC Amount	157,549,648.94
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	157,549,648.94

Target OC Amount	157,549,648.94
Interim OC Amount	157,549,648.94
Interim OC Deficiency	0.00

Monthly Excess Cashflow	3,873,671.27
Principal Payment Amount	35,944,327.79
Principal Collections	35,944,327.79
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.28000%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.63000%
Class A Note Rate	1.63000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.93000%
Class M Note Rate	1.93000%
Available Funds Cap	8.43816%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	31.003848
2. Principal Payment per $1,000	30.280692
3. Interest Payment per $1,000	0.723156

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.63000%
2. Days in Accrual Period	29

3. Class A Interest Due	721,574.71
4. Class A Interest Paid	721,574.71
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	549,538,597.36
2. Class A Principal Due	30,214,498.38
3. Class A Principal Paid	30,214,498.38
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	519,324,098.98

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	55.074252%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	52.046183%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	66.487944%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	31.136944
2. Principal Payment per $1,000	30.280692
3. Interest Payment per $1,000	0.856252

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.93000%
2. Days in Accrual Period	29

3. Class M Interest Due	171,437.85
4. Class M Interest Paid	171,437.85
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	110,269,116.69
2. Class M Principal Due	6,062,769.86
3. Class M Principal Paid	6,062,769.86
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	104,206,346.83

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	55.074252%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	52.046183%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	13.341314%

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on July 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of July, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer